SUB-ITEM 77Q1(a)

Appendix A, dated February 27, 2007, to the Master Amended and Restated By-Laws for MFS Series Trust X, dated January 1, 2002 as revised June 23, 2004, is contained in the Registration Statement for MFS Series Trust XIV (File No. 811-22033), as filed with the Securities and Exchange Commission via EDGAR on March 15, 2007, under Section 8 of the Investment Company Act of 1940, as amended. Such document is incorporated herein by reference.

                                SUB-ITEM 77Q1(a)

 Master Amended and Restated By-Laws, January 1, 2002, as revised June 23, 2004
 ------------------------------------------------------------------------------

                                  APPENDIX A
                            Revised:  July 24, 2007
-------------------------------------------------------------------------------
                                      FISCAL
TRUST                                 YEAR END
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MFS Series Trust I                      08/31
MFS Series Trust II                     11/30
MFS Series Trust III                    01/31
MFS Series Trust IV                     08/31
MFS Series Trust V                      09/30
MFS Series Trust VI                     10/31
MFS Series Trust VII                    11/30
MFS Series Trust VIII                   10/31
MFS Series Trust IX                     04/30*
* The fiscal year end is 4/30 for the following series of MFS Series Trust IX:
-------------------------------------------- ----------------------------------
  MFS Bond Fund                                 MFS Municipal Limited Maturity
                                                          Fund
-------------------------------------- ----------------------------------
-------------------------------------- ----------------------------------
        MFS Intermediate Investment Grade Bond Fund   MFS Research Bond Fund
--------------------------------------- ----------------------------------
--------------------------------------- ----------------------------------
       MFS Limitied Maturity Fund                    MFS Research Bond Fund J
------------------------------------------ ----------------------------------

** The fiscal year end is 10/31 for the following series of MFS Series Trust IX:

-------------------------------------------------------------------------------
             MFS Inflation Adjusted Bond Fund
                                                                       10/31**
-------------------------------------------------------------------------------
The fiscal year end is 5/31 for the following series of MFS Series Trust X:
-------------------------------------- ---------------------------------------
     MFS Aggressive Growth Allocation Fund    MFS International Growth Fund
-------------------------------------- ---------------------------------------
-------------------------------------- ---------------------------------------
        MFS Conservative Allocation Fund         MFS International Value Fund
-------------------------------------- ---------------------------------------
----------------------------------- ---------------------------------------
        MFS Emerging Markets Equity Fund         MFS Moderate Allocation Fund
-------------------------------------- ---------------------------------------
-------------------------------------- ---------------------------------------
MFS Growth Allocation Fund              MFS International Diversification Fund
MFS Series Trust X                                                      05/31
-------------------------------------- ---------------------------------------

The fiscal year end is 7/31 for the following series of MFS Series Trust X:

---------------------------------------
MFS Emerging Markets Debt Fund                       MFS Strategic Value Fund
                                      ---------------------------------------
------------------------------------- ---------------------------------------
MFS New Endeavor  Fund
                                                                        07/31
-------------------------------------- ---------------------------------------

The fiscal year end is 8/31 for the following series of MFS Series Trust X:
-------------------------------------- ---------------------------------------
              MFS Floating Rate High Income Fund
                                                                         08/31
MFS Series Trust XI                                                      09/30
-------------------------------------- ---------------------------------------

*** The fiscal year end is 10/31 for the  following  series of MFS Series  Trust
XII:
-------------------------------------- ---------------------------------------
              MFS Sector Rotational Fund

MFS Series Truist XII                                                 4/30***
MFS Series Trust XIII (formerly MFS Government Securities Fund)       2/28
MfS Series Trust XIV                                                  8/31
MFS Series Trust XV                                                   10/31
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                       FISCAL

TRUST                                                                 YEAR END
-----------------------------------------------------------------------------
------------------------------------------------------------------------------
MFS Growth Opportunities Fund                                            12/31
------------------------------------------------------------------------------
------------------------------------------------------------------------------
MFS Municipal Income Trust                                               10/31
MFS Multimarket Income Trust                                             10/31
MFS Government Markets Income Trust                                      11/30
MFS Intermediate Income Trust                                            10/31
MS Charter Income Trust                                                  11/30
MFS Special Value Trust                                                  10/31
MFS Municipal Series Trust                                               03/31
MFS Institutional Trust                                                  06/30
MFS Variable Insurance Trust                                             12/31
------------------------------------------------------------------------------




                                             SUB-ITEM 77Q1(a)

                                            MFS SERIES TRUST X

                                        CERTIFICATION OF AMENDMENT
                                       TO THE DECLARATION OF TRUST

                                          TERMINATION OF CLASSES

         Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated as of December 16, 2004, as amended (the "Declaration"), of MFS Series Trust X (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that class 529A, 529B and 529C shares of MFS Strategic Value Fund, a series of the Trust, have been terminated.




         IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of April 27, 2007, and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.




ROBERT E. BUTLER

Robert E. Butler

804 PostalCodePostalCodeW. Park Avenue
State College PA  16803


PostalCodePostalCodeLAWRENCE H. COHN

PostalCodePostalCodeLawrence H. Cohn
PostalCodePostalCode45 Singletree Road

Chestnut Hill MA  02467


DAVID H. GUNNING

PostalCodeDavid H. Gunning
PostalCodePostalCode2571 N. Park Blvd.
PostalCodePostalCodeCleveland Heights PostalCodeOH  PostalCode44106


WILLIAM R. GUTOW

William R. Gutow
3 Rue Dulac

PostalCodePostalCodeDallas PostalCodeTX  PostalCode75230


MICHAEL HEGARTY

Michael Hegarty

PostalCodePostalCode177 Old Briarcliff Road

Briarcliff PostalCodePostalCodeManor PostalCodeNY  PostalCode10510


J. ATWOOD IVES

PostalCodeJ. Atwood Ives
PostalCodePostalCode17 West Cedar Street

PostalCodePostalCodeBoston PostalCodeMA  PostalCode02108










ROBERT J. MANNING

Robert J. Manning

PostalCodePostalCode13 Rockyledge Road
Swampscott MA  01907

PostalCodePostalCodeLAWRENCE T. PERERA

PostalCodePostalCodeLawrence T. Perera
PostalCodePostalCode18 Marlborough Street

PostalCodePostalCodeBoston PostalCodeMA  PostalCode02116


ROBERT C. POZEN

Robert C. Pozen

PostalCodePostalCode9 Arlington Street
PostalCodePostalCodeBoston PostalCodeMA PostalCode02116


J. DALE SHERRATT

J. Dale Sherratt
PostalCodePostalCode86 Farm Road

Sherborn MA  01770


LAURIE J. THOMSEN

Laurie J. Thomsen

PostalCodePostalCode235 Nashawtuc Road
PostalCodePostalCodeConcord PostalCodeMA PostalCode01742


ROBERT W. UEK

Robert W. Uek
536 Tierra Mar Lane

PostalCodePostalCodeNaples PostalCodeFL  PostalCode34108










  ----------------------------------- ---------------------------------------